UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2022

MACY’S, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001

(Address of Principal Executive Offices)

(212) 494-1621

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2022, Macy’s, Inc. (“Macy’s”) held its annual meeting of shareholders.  At the annual meeting, shareholders approved the Macy’s, Inc. Employee Stock Purchase Plan (the “ESPP”).  The ESPP was approved by the Board of Directors of Macy’s on March 24, 2022, subject to shareholder approval at the annual meeting, and became effective with shareholder approval on May 20, 2022.

The ESPP is described in Macy’s definitive proxy statement on Schedule 14A for the annual meeting, filed with the Securities and Exchange Commission on April 1, 2022 (the “Proxy Statement”), in the section entitled “Item 4. Approval of the Macy’s, Inc. Employee Stock Purchase Plan,” which description is incorporated herein by reference.  The description of the ESPP in the Proxy Statement is qualified by reference to the actual text of the ESPP, which is set forth in Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Macy’s, Inc. (“Macy’s”) was held virtually on May 20, 2022.  The following is a summary of the matters voted on at the meeting:

1.	Shareholders approved the election of thirteen directors for a one-year term expiring at the 2023 annual meeting of Macy's shareholders, as follows:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Francis S. Blake	190,988,277	2,550,024	889,375	38,885,978
Torrence N. Boone	191,504,983	1,911,884	1,010,809	38,885,978
Ashley Buchanan	191,698,855	1,682,060	1,046,761	38,885,978
John A. Bryant	190,410,981	2,940,752	1,075,943	38,885,978
Marie Chandoha	192,361,885	1,081,633	984,158	38,885,978
Deirdre P. Connelly	188,357,573	5,133,498	936,605	38,885,978
Jeff Gennette	188,752,491	4,421,756	1,253,429	38,885,978
Jill Granoff	192,218,858	1,229,203	979,615	38,885,978
Leslie D. Hale	191,584,467	1,869,486	973,723	38,885,978
William H. Lenehan	191,846,044	1,502,060	1,079,572	38,885,978
Sara Levinson	188,878,320	4,631,813	917,543	38,885,978
Paul C. Varga	191,018,512	2,420,654	988,510	38,885,978
Tracey Zhen	192,217,167	1,326,859	883,650	38,885,978

2.	Shareholders ratified the appointment of KPMG LLP as Macy's independent registered public accounting firm for the fiscal year ending January 28, 2023, as follows:

FOR	AGAINST	ABSTAIN
223,502,970	8,452,252	1,358,432

3.	Shareholders approved the advisory vote to approve named executive officer compensation, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
177,445,785	15,913,842	1,068,049	38,885,978

4. Shareholders approved the Macy’s, Inc. Employee Stock Purchase Plan, as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
192,209,700	1,434,773	783,203	38,885,978

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: May 23, 2022	By:	/s/ Elisa D. Garcia
	Name:	Elisa D. Garcia
	Title:	Executive Vice President, Chief Legal Officer and Secretary